S000009876 [Member] Investment Strategy - AMG TimesSquare Mid Cap Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. mid-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadviser”), the subadviser to the Fund, considers the term “mid-capitalization companies” to refer to companies that, at the time of purchase, are within the range of capitalizations of companies in the Russell Midcap® Growth Index. As of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025), the range of market capitalizations for the Russell Midcap® Growth Index was $2.06 billion to $58.36 billion. This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently drops below or appreciates above the Fund’s mid-capitalization range. Because of this, the Fund may have less than 80% of its net assets in common and preferred stocks of mid-capitalization companies at any given time. TimesSquare seeks to outperform the Russell Midcap® Growth Index in a risk-controlled manner. TimesSquare uses a bottom-up, research-intensive approach to identify mid-capitalization growth companies that it believes have the greatest potential to achieve significant price appreciation over a 12- to 18-month horizon.